UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

PULSE ELECTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053

(Address of principal executive offices, including zip code)

(215) 355-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

As previously announced, Pulse Electronics Corporation will be presenting at Needham’s 13th Annual Growth Conference on January 13, 2011.  A live audio webcast will be available on Pulse’s website www.pulseelectronics.com.  A copy of the slide presentation to be presented at the conference and at investor meetings to be held on January 14, 2011 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1      Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS CORPORATION
Date: January 13, 2011

/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Slide presentation.